SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 2, 2003
                                                --------------------------------

                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)

Delaware                                 333-99451                52-1495132
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)

343 Thornall Street,  Edison,  New Jersey                            08837
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (732) 205-0600
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5. Other Events

            Attached as exhibits are certain Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association) furnished to Chase Mortgage Finance Corporation (the "Company") by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of certain classes of the Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 2003-S14 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-99451) (the "Registration Statement"). The Company hereby incorporates the attached Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Structural Term Sheets and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                        Description
-----------                        -----------

   (99.1)                 Structural Term Sheets and
                          Collateral Term Sheets prepared
                          by Goldman, Sachs & Co. in
                          connection with certain classes of
                          the Chase Mortgage Finance Corporation,
                          Multi-Class Mortgage Pass-Through
                          Certificates, Series 2003-S14.

   (99.2)                 Structural Term Sheets and
                          Collateral Term Sheets prepared
                          by Goldman, Sachs & Co. in
                          connection with certain classes of
                          the Chase Mortgage Finance Corporation,
                          Multi-Class Mortgage Pass-Through
                          Certificates, Series 2003-S14.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHASE MORTGAGE FINANCE CORPORATION



December 2, 2003
                                   By:  /s/  Eileen Lindblom
                                      ------------------------------------------
                                       Eileen Lindblom
                                       Vice President

                                INDEX TO EXHIBITS

                                                               Paper (P) or
Exhibit No.       Description                                  Electronic (E)
-----------       -----------                                  --------------

   (99.1)         Structural Term Sheets and                   (E)
                  Collateral Term Sheets prepared
                  by Goldman, Sachs & Co. in
                  connection with certain classes of
                  the Chase Mortgage Finance Corporation,
                  Multi-Class Mortgage Pass-Through
                  Certificates, Series 2003-S14.

   (99.2)         Structural Term Sheets and                   (E)
                  Collateral Term Sheets prepared
                  by Goldman, Sachs & Co. in
                  connection with certain classes of
                  the Chase Mortgage Finance Corporation,
                  Multi-Class Mortgage Pass-Through
                  Certificates, Series 2003-S14.